  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 25, 1996

                                                REGISTRATION NO. 333-12125
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- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               ----------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

        TUPPERWARE CORPORATION             TUPPERWARE FINANCE COMPANY B.V.
     (EXACT NAME OF REGISTRANT AS           (EXACT NAME OF REGISTRANT AS
       SPECIFIED IN ITS CHARTER)              SPECIFIED IN ITS CHARTER)


               DELAWARE                            THE NETHERLANDS
     (STATE OR OTHER JURISDICTION           (STATE OR OTHER JURISDICTION
   OF INCORPORATION OR ORGANIZATION)      OF INCORPORATION OR ORGANIZATION)


              36-40623333                          NOT APPLICABLE
    (I.R.S. EMPLOYER IDENTIFICATION        (I.R.S. EMPLOYER IDENTIFICATION
                NUMBER)                                NUMBER)


     14901 S. ORANGE BLOSSOM TRAIL          14901 S. ORANGE BLOSSOM TRAIL
        ORLANDO, FLORIDA 32837                 ORLANDO, FLORIDA 32837
            (407) 826-5050                         (407) 826-5050


   (ADDRESS, INCLUDING ZIP CODE, AND      (ADDRESS, INCLUDING ZIP CODE, AND
                 TELE-                                  TELE-
  PHONE NUMBER, INCLUDING AREA CODE,     PHONE NUMBER, INCLUDING AREA CODE,
  OF REGISTRANT'S PRINCIPAL EXECUTIVE    OF REGISTRANT'S PRINCIPAL EXECUTIVE
               OFFICES)                               OFFICES)

                               THOMAS M. ROEHLK
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            TUPPERWARE CORPORATION
                                 P.O. BOX 2353
                            ORLANDO, FLORIDA 32802
                                (407) 826-5050
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                  COPIES TO:
            STEVEN SUTHERLAND                   JAMES J. JUNEWICZ
            SIDLEY & AUSTIN                     MAYER, BROWN & PLATT
            ONE FIRST NATIONAL PLAZA            190 SOUTH LASALLE STREET
            CHICAGO, IL 60603                   CHICAGO, IL 60603
            (312) 853-7000                      (312) 782-0600

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

  THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS



ITEM 16. EXHIBITS.

      1        Form of Underwriting Agreement.
      2        Distribution Agreement by and among Premark International, Inc.,
               Tupperware Corporation and Dart Industries Inc. (incorporated by reference to Exhibit 2 to Tupperware's Registration Statement on Form 10 (No. 1-
               11657) filed with the Commission on March 4, 1996).
      4(a)     Indenture dated as of            , 1996, among the Company, Tupperware and
               The First National Bank of Chicago, as Trustee.
      4(b)     Form of Debt Securities.
      4(c)     Form of Warrant Agreement, including form of Warrant Certificate.
      5(a)*    Opinion and Consent of Thomas M. Roehlk, Esq.
      5(b)*    Opinion and Consent of Baker & McKenzie.
     12        Computation of Ratio of Earnings to Fixed Charges of Tupperware.
     23(a)     Consent of Price Waterhouse LLP.
     23(b)     Consent of Thomas M. Roehlk, Esq. (included in Exhibit 5(a)).
     23(c)     Consent of Baker & McKenzie (included in Exhibit 5(b)).
     24        Powers of Attorney.
     25        Statement of Eligibility of Trustee.

- --------

*Filed herewith.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE UNDERSIGNED REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3, AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ORLANDO, STATE OF FLORIDA, ON THIS 25TH DAY OF SEPTEMBER, 1996.

                                             /s/ Warren L. Batts
                                          Tupperware Corporation
                                          By: _________________________________


                                             Warren L. Batts
                                             Chairman of the Board
                                             and Chief Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
      /s/ Warren L. Batts            Chairman of the Board and     September 25, 1996
____________________________________   Chief Executive Officer
          Warren L. Batts              and Director (Principal
                                       Executive Officer)


     /s/ Paul B. Van Sickle          Senior Vice President,        September 25, 1996
____________________________________   Finance and Operations
         Paul B. Van Sickle            (Principal Financial and
                                       Accounting Officer)

                 *                   Director                      September 25, 1996
____________________________________
         William O. Bourke

                 *                   Director                      September 25, 1996
____________________________________
        Ruth M. Davis, Ph.D.

                 *                   Director                      September 25, 1996
____________________________________
        Lloyd C. Elam, M.D.

        /s/ E. V. Goings             Director                      September 25, 1996
____________________________________
            E. V. Goings

                 *                   Director                      September 25, 1996
____________________________________
          Clifford J. Grum

                 *                   Director                      September 25, 1996
____________________________________
             Joe R. Lee

                 *                   Director                      September 25, 1996
____________________________________
          Joseph E. Luecke

                 *                   Director                      September 25, 1996
____________________________________
             Bob Marbut

                 *                   Director                      September 25, 1996
____________________________________
          Robert M. Price

  /s/ Thomas M. Roehlk

*By: __________________________
  Thomas M. Roehlk
  Attorney-in-Fact

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE UNDERSIGNED REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3, AND HAS DULY CAUSED THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ORLANDO AND STATE OF FLORIDA, ON THIS 25TH DAY OF SEPTEMBER, 1996.

                                          Tupperware Finance Company B.V.

                                                  /s/ Mark H. Bobek
                                          By: _________________________________
                                                      Mark H. Bobek
                                                    Managing Director

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 1 TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
     /s/ Paul B. Van Sickle          Managing Director (as         September 25, 1996
____________________________________   Principal Executive and
         Paul B. Van Sickle            Accounting Officer)

       /s/ Mark H. Bobek             Managing Director (as         September 25, 1996
____________________________________   Principal Financial
           Mark H. Bobek               Officer)

                 *                   Managing Director             September 25, 1996
____________________________________
       Thomas P. O'Neill, Jr.

                 *                   Managing Director             September 25, 1996
____________________________________
         Michael Poteshman

                 *                   Managing Director             September 25, 1996
____________________________________
        Robert J. Saltarelli

                 *                   Managing Director             September 25, 1996
____________________________________
         Christian Skroder


   /s/ Thomas M. Roehlk
*By: __________________________
       Thomas M. Roehlk
       Attorney-in-Fact